Filed pursuant to Rule 497(e)

File Nos. 333-199318 and 811-22973

AMG PANTHEON FUND, LLC

Supplement dated February 14, 2019 to the

Prospectus, dated July 24, 2018

The following information supplements and supersedes any information to the contrary relating to AMG Pantheon Fund, LLC (the “Fund”) contained in the Fund’s current Prospectus (the “Prospectus”), dated as noted above.

Within the Management of the Fund section, the subsection entitled “Portfolio Management” is hereby restated in its entirety as follows:

While the Adviser’s investment committee reviews and approves all investments made by the Fund and AMG Pantheon Master Fund, LLC (the “Master Fund”), the below portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund and the Master Fund’s portfolio and share equal responsibility and authority for managing the Fund and the Master Fund’s portfolio.

Susan Long McAndrews. Susan joined Pantheon in 2002. Prior to joining Pantheon, Susan was a principal at Capital Z Partners in Asia. In addition, she was a director at Russell Investments from 1995 to 1998 in its private equity group. Susan received a BA from the University of North Carolina at Chapel Hill in International Studies and Economics and an MA from Stanford University in International Policy Studies. Susan is based in San Francisco and has served as a portfolio manager of the Fund since its inception in October 2014.

Dennis McCrary. Dennis joined Pantheon in 2007. Dennis was previously the head of the U.S. Partnership Team at Adams Street Partners. Previously, Dennis held several investment banking and principal investing positions during a 20-year career with Bank of America and Continental Bank. Dennis received an MBA from the University of Michigan and a BA from Michigan State University. Dennis is based in San Francisco and Chicago and has served as a portfolio manager of the Fund since its inception in October 2014.

Brian Buenneke. Brian joined Pantheon in 2004. Prior to joining Pantheon, Brian spent seven years at HarbourVest Partners, Duke Street Capital and Paul Capital Partners. Brian holds an AB in government from Dartmouth College and a MBA from the Kellogg School of Management at Northwestern University. Brian is based in San Francisco and has served as a portfolio manager of the fund since November 2016.

Matt Garfunkle. Matt joined Pantheon in 1999.Prior to joining Pantheon, Matt worked with Cambridge Associates in their Boston and Menlo Park offices. He holds a BA in History and Economics from Brown University, and is a CFA Charterholder. Matt is based in San Francisco and has served as a portfolio manager of the Fund since January 2017.

Evan Corley. Evan joined Pantheon in 2004. Prior to joining Pantheon, Evan worked at Polaris Venture Partners in Boston and JP Morgan in London. Evan holds a BS in Business Administration, with a concentration in finance and economics, from Boston University’s School of Management. Evan is based in San Francisco and has served as a portfolio manager of the Fund since April 2018.

Kevin Dunwoodie. Kevin joined Pantheon in 2008. Prior to joining Pantheon, Kevin worked at Morgan Stanley in New York where he spent over a year as an Associate in the firm’s strategy and execution group. Before joining Morgan Stanley, Kevin spent two years at Pacific Corporate Group in La Jolla as a Private Equity Analyst and, prior to that, two years at Deutsche Bank Alex Brown as an Investment Banking Analyst in the firm’s consumer group. Kevin graduated Magna Cum Laude with a finance degree from the University of Notre Dame, earned his MBA from Harvard Business School and is a CFA charterholder. Kevin is based in San Francisco.

Kathryn Leaf. Kathryn joined Pantheon in 2008. Prior to joining Pantheon, Kathryn was with GIC Special Investments. Before that, Kathryn was responsible for direct investments at Centre Partners, a New York-based private equity firm. Kathryn holds a BA and MA in Modern Languages from Oxford University. Kathryn is based in San Francisco.

Jeff Miller. Jeff joined Pantheon in 2008. Prior to joining Pantheon, Jeff was a principal at Allied Capital. Previously, Jeff was a vice president in Lehman Brothers’ investment banking division. Jeff holds a BA in Economics and Mathematics from Gustavus Adolphus College and a MBA from Northwestern University. Jeff is a CFA Charterholder. Jeffis based in San Francisco.

Rudy Scarpa. Rudy joined Pantheon in 2007. Prior to joining Pantheon, Rudy was previously a partner at Coller Capital where he was a key member of the senior team. Prior to Coller Capital, Rudy worked at Thomas H. Lee Putnam Ventures, Merrill Lynch and Skadden Arps. Rudy received his BS at Indiana University and his JD from New York University School of Law. Rudy is based in New York.

Please retain this Supplement for future reference.

AMG PANTHEON FUND, LLC

Supplement dated February 14, 2019 to the

Statement of Additional Information, dated July 24, 2018

The following information supplements and supersedes any information to the contrary relating to AMG Pantheon Fund, LLC (the “Fund”) contained in the Fund’s current Statement of Additional Information (the “SAI”), dated as noted above.

The section “Portfolio Management” is hereby revised to indicate that Kevin Dunwoodie, Kathryn Leaf, Jeff Miller, and Rudy Scarpa have been added as portfolio managers of the Fund.

Information regarding other accounts managed by Messrs. Dunwoodie, Miller, and Scarpa and Ms. Leaf, each as of September 30, 2018, is provided below.

Other Accounts Managed

Portfolio manager	Registered investment companies managed		Other pooled investment vehicles managed (world- wide)		Other accounts (world-wide)
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Kevin Dunwoodie	0	$0	33	$14.5	39	$11.9
Kathryn Leaf	0	$0	71	$29.3	53	$13.2
Jeff Miller	0	$0	71	$29.3	53	$13.2
Rudy Scarpa	0	$0	71	$29.3	53	$13.2

Portfolio manager	Registered investment companies managed for which the Adviser receives a performance-based fee		Other pooled investment vehicles managed (world- wide) for which the Adviser receives a performance-based fee		Other accounts (world- wide) for which the Adviser receives a performance-based fee
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Kevin Dunwoodie	0	$0	31	$14.0	27	$7.8
Kathryn Leaf	0	$0	58	$24.5	40	$9.1
Jeff Miller	0	$0	58	$24.5	40	$9.1
Rudy Scarpa	0	$0	58	$24.5	40	$9.1

Finally, the following is hereby added as the second sentence in the penultimate paragraph in the section “Portfolio Management” on page 11 of the SAI:

As of February 14, 2019, Messrs. Dunwoodie, Miller, and Scarpa and Ms. Leaf did not have any direct or indirect beneficial ownership of the Fund.

Please retain this Supplement for future reference.